UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2005


                               REGAN HOLDING CORP.
             (Exact name of registrant as specified in its charter)


            California                  000-19704          68-0211359
 (State or other jurisdiction          (Commission       (I.R.S. Employer
         of incorporation)             File Number)      Identification No.)

                               2090 Marina Avenue
                           Petaluma, California 94954
                    (Address of principal executive offices)

                                 (707) 778-8638
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On December 7, 2005, the Compensation Committee of Regan Holding Corp's Board of Directors and Lynda Regan, Regan Holding Corp's Chairman and Chief Executive Officer, agreed to amend Ms. Regan's oral compensation arrangement such that Ms. Regan will earn a salary of $25,000 per month, commencing with the two-week pay period ending December 16, 2005, until such time as the Committee determines that such salary should be changed.

On December 7, 2005, the Compensation Committee of Regan Holding Corp's Board of Directors and R. Preston Pitts, Regan Holding Corp's President, Chief Operating Officer, and Chief Financial Officer, agreed to amend Mr. Pitts' oral compensation arrangement such that Mr. Pitts will earn a salary of $25,000 per month, commencing with the two-week pay period ending December 16, 2005, until such time as the Committee determines that such salary should be changed.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             REGAN HOLDING CORP.
                                             -------------------
                                             (Registrant)


Date: December 12, 2005                      /s/ R. Preston Pitts
                                             -----------------------------------
                                             R. Preston Pitts
                                             President, Chief Financial Officer
                                             and Chief Operating Officer